Filed Pursuant to Rule 497(e)
File Nos. 33-14905 and 811-05201

THORNBURG FUNDS

Prospectus Supplement dated July 3, 2006 to
Thornburg Funds Prospectus dated February 1, 2006


The following paragraph is added under the caption "Buying
Class C Shares" on page 32 of the Prospectus:

The CDSC will not be charged for redemptions of Class C shares purchased through a qualified retirement plan when the administrator or other plan sponsor has entered into an agreement with the Funds' Distributor, TSC, for a waiver of the CDSC.